UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2017 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.
On October 19, 2017, athenahealth, Inc. (the “Company”) issued a press release regarding its financial and operational results for the quarter ended September 30, 2017. The Company also posted prepared remarks with respect to its third quarter results on the Investors section of its website at www.athenahealth.com. Copies of the press release and prepared remarks are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The information included in this Current Report on Form 8-K (the “Current Report”) pursuant to Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act , except as expressly set forth by specific reference in such filing.

Item 2.05     Costs Associated with Exit or Disposal Activities
On October 13, 2017 the Company's board of directors approved a comprehensive plan (the “Plan”) designed to increase strategic focus and improve operational efficiency. The Plan results from the Company’s previously announced strategic review on August 1, 2017.  The Plan is expected to generate at least $100 million to $115 million in gross pre-tax expense savings.  In connection with the Plan, the Company is expected to reduce its workforce by approximately 9%.

Implementation of the Plan is expected to result in cumulative pre-tax charges of approximately $15 million to $25 million, primarily related to headcount reductions.  The majority of these charges will result in cash expenditures during the fourth quarter of 2017.  The Company currently anticipates completing the majority of the activities related to the Plan by the end of 2018.

The amounts and timing of all estimates are subject to change until finalized.  The actual amounts and timing may vary materially based on various factors.  See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 19, 2017, Stephen N. Kahane, M.D., M.S., will reduce his duties and responsibilities at the Company due to a serious family illness. Accordingly, he will step down from his current role as Executive Vice President and President of the Client Organization and will serve as an Executive Director in the Client Organization. Dr. Kahane will no longer serve as an “executive officer” within the meaning of Rule 3b-7 under the Exchange Act or as an “officer” within the meaning of Section 16 of the Exchange Act.

In connection with his reduced role, on October 19, 2017, the Company and Dr. Kahane entered into an addendum to his employment agreement dated February 18, 2011 (the “Addendum”). The Addendum, which was approved by the Compensation Committee of the Board of Directors on October 17, 2017, provides that Dr. Kahane will serve as an Executive Director of the Company and will have an annual base salary of $225,000. The Addendum also outlines Dr. Kahane’s eligibility for bonus and equity awards levels in 2017 and thereafter. In addition, Dr. Kahane has waived the right under his employment agreement to resign his employment for “Good Reason” in connection with this change in his authorities and responsibilities. Except as provided therein, Dr. Kahane’s employment agreement remains in full force and effect in accordance with its existing terms.

The foregoing summary of the Addendum does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Addendum, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
†10.1	Addendum to February 18, 2011 Employment Agreement by and between the Registrant and Stephen Kahane, M.D., dated October 19, 2017.
99.1	Press release issued by athenahealth, Inc. on October 19, 2017, furnished herewith.
99.2	Prepared remarks dated as of October 19, 2017, furnished herewith.

† Indicates a management contract or any compensatory plan, contract, or arrangement.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this report, which are not strictly historical statements, including, without limitation, statements regarding the Company’s strategic plans and the estimated expense savings, charges, and cash expenditures associated with the Plan, as well as the statements regarding the anticipated workforce reductions, constitute forward-looking statements. The forward-looking statements in this report are not guarantees of future performance. Those statements involve a number of factors that could cause actual results to differ materially, including the Company’s inability to achieve anticipated cost savings from the Plan and other cost savings initiatives, and disruptions to execution due to the Plan, as well as other risks detailed in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which only speak as of the date made. The Company assumes no obligation to update any forward-looking information contained in this report.

EXHIBIT INDEX

Exhibit No.	Description
†10.1	Addendum to February 18, 2011 Employment Agreement by and between the Registrant and Stephen Kahane, M.D., dated October 19, 2017.
99.1	Press release issued by athenahealth, Inc. on October 19, 2017, furnished herewith.
99.2	Prepared remarks dated as of October 19, 2017, furnished herewith.

† Indicates a management contract or any compensatory plan, contract, or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
October 19, 2017	/s/ John A. Kane
John A. Kane
Interim Chief Financial Officer